Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103-7198
(215) 564-8000

September 7, 2017

VIA EDGAR TRANSMISSION

Filing Desk
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Attention: Jaea Hahn

RE:	Delaware Group Equity Funds V(the “Registrant”)
File No. 811-04997

Dear Ms. Hahn:

Enclosed for filing, pursuant to the Securities Act of 1933, as amended ("1933 Act"), is the registration statement on Form N-14 ("Registration Statement") of the Registrant. This Registration Statement is being filed to register Class A, Class C, Class R and Institutional Class shares of the Delaware Wealth Builder Fund (the "Acquiring Fund”), a series of the Registrant, that will be issued to shareholders of the Delaware Foundation Growth Allocation Fund (the "Target Fund"), a series of Delaware Group Foundation Funds, in connection with a transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization, which is included in the Registration Statement. Shareholder approval is not being requested for this matter. It is proposed that this filing will become automatically effective on October [7], 2017 pursuant to Rule 488 under the 1933 Act. A definitive Prospectus/Information Statement will be filed and mailed to Target Fund shareholders shortly thereafter.

The Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Therefore, no filing fee is due at this time.

If you have any questions or comments regarding this filing, please call me at (215) 564-8071 or Jonathan M. Kopcsik at (215) 564-8099.

Very truly yours,

/s/ Taylor Brody
Taylor Brody

cc:	Cori E. Daggett
Macquarie Investment Management
Bruce G. Leto